                                                                   Exhibit 10.23

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIALS ARE INDICATED BY "[ **** ]" AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                 AMENDMENT NO. 5
                                       TO
                                License Agreement

         AMENDMENT NO. 5 TO LICENSE AGREEMENT (this "AMENDMENT NO. 5") is made this 3rd day of March, 2003, by and between YALE UNIVERSITY, a corporation organized and existing under and by virtue of a charter granted by the general assembly of the Colony and State of Connecticut and located in New Haven, Connecticut ("YALE"), and VION PHARMACEUTICALS, INC. (f/k/a OncoRx Inc.), a corporation organized and existing under the laws of the State of Delaware and with principal offices located in New Haven, Connecticut ("LICENSEE").

                              W I T N E S S E T H:

         WHEREAS, YALE and LICENSEE are parties to a license agreement dated August 31, 1994 (the "ORIGINAL LICENSE AGREEMENT"), under which YALE exclusively licensed to LICENSEE a series of YALE owned Inventions relating to potential anti-tumor and antiviral compounds;

         WHEREAS, YALE and LICENSEE amended the Original License Agreement pursuant to an Agreement dated November 15, 1995 to make an additional patent and patent application subject to the Original License Agreement and provide the terms of compensation to YALE therefor;

         WHEREAS, YALE and LICENSEE again amended the ORIGINAL LICENSE AGREEMENT, as amended, pursuant to Amendment No. 1 to License Agreement, dated as of June 12, 1997, to reduce the earned royalties payable on SUBLICENSE INCOME and Amendment No. 2 to License Agreement, dated as of June 12, 1997, to reduce the earned royalties payable on SUBLICENSE INCOME, and to make certain other changes to the Original License Agreement;

         WHEREAS, YALE and LICENSEE again amended the ORIGINAL LICENSE AGREEMENT, as amended, pursuant to Amendment No. 3 to License Agreement, dated as of September 25, 1998 ("AMENDMENT NO. 3"), to modify and clarify the patents and technology covered by the ORIGINAL LICENSE AGREEMENT and to add certain additional terms with respect to the antiviral compound (beta)-L-FD4C;

         WHEREAS, YALE and LICENSEE again amended the ORIGINAL LICENSE AGREEMENT, as amended, pursuant to Amendment No. 4 to License Agreement, dated as of January 31, 2000 ("AMENDMENT NO. 4"), to provide for an exclusive sublicense to Achillion Pharmaceuticals, Inc. of LICENSEE's rights in Inventions relating to (beta)-L-FD4C; and

         WHEREAS, YALE and LICENSEE desire to further amend the ORIGINAL LICENSE AGREEMENT, as amended.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, YALE and LICENSEE hereby agree as follows:

         1. Exhibit B of the ORIGINAL LICENSE AGREEMENT, as subsequently amended (as so amended, the "LICENSE AGREEMENT"), shall be deleted and replaced in its entirety with the Attachment I hereto.

         2. Exhibit C of the LICENSE AGREEMENT shall be deleted and replaced in its entirety with the Attachment II hereto.

         3. Exhibit D of the LICENSE AGREEMENT shall be deleted.

         4. Exhibit E of the LICENSE AGREEMENT (see AMENDMENT NO. 3) shall be deleted and replaced in its entirety with the Attachment III hereto.

         5. The defined term "RESEARCH" used in the LICENSE AGREEMENT shall be replaced in all places it appears by the undefined term "research".

         6. LICENSEE shall have a worldwide non-exclusive license to the INVENTIONS set forth in Exhibit E.

         7. The definition of "INVENTIONS" in Section 1.1 of the LICENSE AGREEMENT shall be deleted and replaced with the following new Section 1.1:

            1.1 "INVENTIONS" shall mean each of the patent and patent applications described in Exhibit B, Exhibit C and Exhibit E attached hereto.

         8. The definition of "LICENSED PRODUCTS" in Section 1.3 of the LICENSE AGREEMENT shall be deleted and replaced with the following new Section 1.3:

            1.3 "LICENSED PRODUCTS" shall mean all products for research, therapeutic or diagnostic uses that may derive from or which result from the manufacture and production or use of a claim of the LICENSED PATENTS, wherever used or sold.

         9. A new Section 2.1.1 shall be added to the LICENSE AGREEMENT and it shall read as follows:

            2.1.1 YALE hereby grants to LICENSEE, subject to all of the terms and conditions of this Agreement, a non-transferable, non-exclusive worldwide license for the term defined by ARTICLE III to make, have made, use, sell and practice the INVENTIONS as described in Exhibit E.

         10. A new Section 4.5 shall be added to the LICENSE AGREEMENT and it shall read as follows:

            4.5 LICENSEE shall pay to YALE (A) a one time payment of [ **** ] upon [ **** ] or [ **** ] and (B) a one time payment of [ **** ] upon [ **** ] or [ **** ] for its first product related to any of the following U.S. PATENTS: 4,648,747; 4,892,887; 5,101,072;
            5,214,068; 5,256,820; 5,637,619; and 6,040,338, as well as any continuations, divisionals, continuations-in-part, reissue, reexaminations or extensions thereof or substitutes therefor of any of these U.S. PATENTS and any international equivalents of the foregoing. For purposes of clarity, the aggregate amount of potential payment by LICENSEE shall be [ **** ] under this provision. This payment is apart from any other consideration which may be due under this agreement.

         11. Section 7.1 of the LICENSE AGREEMENT shall be deleted in its entirety and shall be replaced with the following:

            7.1 Each of Exhibits B, C and E describes patent protection in the United States and, if applicable, any foreign country for INVENTIONS listed thereon.

         12. Exhibit 1 of the LICENSE AGREEMENT (see AMENDMENT NO. 4) shall be deleted and replace in its entirety with the Attachment IV hereto.

         13. LICENSEE agrees not to enforce, assert or bring, and to secure a like agreement from all of its licensees, sublicensees and transferees not to enforce, assert or bring, any claim, right or action, whether at law or in equity, based on U.S. Patent Nos. 5,637,619 or 6,040,338 (and any continuations, divisionals, continuations-in-part, reissues, reexaminations or extensions thereof or substitutes therefor, and the international equivalents of the foregoing) (the "'619" and "'338" patents, respectively) against YALE's licensees or sublicensees, to block any such person from exercising rights with respect to patents or other technology licensed from YALE, provided that such person's exercise of such rights does not result in an end-product that is a compound, or a pro-drug that is metabolized to produce a compound, covered by a claim of the `619 or `338 patent.

         14. Where an individual licensed product or its use is covered by more than one patent or patent application as set forth in the accompanying exhibits, LICENSEE shall be responsible for paying royalties under one patent or patent application only. In the event that there are different royalty rates for the applicable patents, LICENSEE shall pay the higher rate.

         15. Section (11.1(iv)) of the LICENSE AGREEMENT shall be amended by replacing ninety (90) days with sixty (60) days in line 3.

         16. Except as expressly amended hereby, the LICENSE AGREEMENT remains unchanged and in full force and effect.

         17. LICENSEE hereby agrees to transfer all Promycin assets listed on Exhibit F to YALE.

         18. Any reference to the LICENSE AGREEMENT contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this AMENDMENT NO. 5 shall be deemed to include this AMENDMENT NO. 5 unless the context shall otherwise require.

                                      * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be executed and delivered in duplicate originals by their duly authorized representatives.


YALE UNIVERSITY                                         VION PHARMACEUTICALS, INC.


By: /s/ Jon Soderstrom                                  By: /s/ Howard Johnson
   ----------------------------------                      ---------------------
Name: Jon Soderstrom                                    Name: Howard Johnson
     --------------------------------                        -------------------
Title: Managing Director/Office Cooperative Research    Title: CFO
      ----------------------------------------------          ------------------

                                  ATTACHMENT I
                                       TO
                                 AMENDMENT NO. 5
                                       TO
                                LICENSE AGREEMENT


                                    EXHIBIT B

                                 PATENT LISTING

U.S. Patent No. 5,101,072, Issued 3/3/1992
Sulfonylhydrazines and Their Use as Antineoplastic Agents and as
Antitrypanosomal agents

All international patents and patent applications, if any, related to 5,101,072

U.S. Patent No. 5,214,068, Issued 5/25/1993
Sulfonylhydrazines and Their Use as Antineoplastic Agents and as
Antitrypanosomal Agents

All international patents and patent applications , if any, related to 5,214,068

U.S. Patent No. 5,256,820, Issued 10/26/1993
1-Alkyl-2-Acyl-1, 2-Disulfonylhydrazines

All international patents and patent applications , if any, related to 5,256,820

U.S. Patent No. 5,281,715, Issued January 25, 1994
2-formylpyridine thiosemicarbazone compounds

All international patents and patent applications , if any, related to 5,281,715

U.S. Patent No. 5,721,259, Issued February 24, 1998,
Method of Using 2-formylpyridine thiosemicarbazone compounds

All international patents and patent applications, if any, related to 5,721,259

U.S. Patent No. 5,637,619, Issued 6/10/1997
Antitumor 2-Aminocarbonyl-1, 2-bis (methylsulfonyl)-1-(substituted) Hydrazines

International Publication Number WO 97/02029
Antitumor 2-Aminocarbonyl-1, 2-bis (methylsulfonyl)-1-(substituted) Hydrazines All other international patents and patent applications, if any, related to 5,637,619

Yale's interest in the following Patents and patent applications:

U.S. Patent No. 6,040,338 issued March 21, 2000
N,N-Bis(Sulfonyl)Hydrazines Useful as Antineoplastic Agents

All international patents and patent applications, if any, related to 6,040,338

U.S. Patent Application Serial No. [****]
[****]

All international patents and patent applications, if any, related to [****]

                                  ATTACHMENT II
                                       TO
                                 AMENDMENT NO. 5
                                       TO
                                LICENSE AGREEMENT


                                    EXHIBIT C

                                 PATENT LISTING

U.S. Patent Application Serial Number [****]
[****]

U.S. Patent Application Serial Number [****]
[****]

U.S. Patent Application Serial Number [****]
[****]

U.S. Patent Application Serial Number [****]
[****]
All international patents and patent applications, if any, related to [****]

                                 ATTACHMENT III
                                       TO
                                 AMENDMENT NO. 5
                                       TO
                                LICENSE AGREEMENT


                                    EXHIBIT E

                                 PATENT LISTING

U.S. Patent Number 4,684,747, Issued 8/4/1997
N,N'-Bis (Sulfonyl) Hydrazines Having Antineoplastic Activity

All international patents and patent applications , if any, related to 4,684,747

U.S. Patent Number 4,892,887, Issued 1/9/1990
N,N'-Bis (Sulfonyl) Hydrazines Having Antineoplastic Activity

All international patents and patent applications , if any, related to 4,892,887

                                 ATTACHMENT III
                                       TO
                                 AMENDMENT NO. 5
                                       TO
                                LICENSE AGREEMENT


                                    EXHIBIT F

                                 PROMYCIN ASSETS

Subject to Vion's agreements with Boehringer Ingelheim International, the following Promycin assets are available for transfer:

     Clinical bioanalytical data for Promycin generated by Vion to which Vion has rights

     Preclinical formulation, manufacturing information, or know-how related to proprietary formulations or manufacturing processes to which Vion has rights

     IND or equivalent regulatory approvals to which Vion has rights

     Orphan drug status applied for and received

     Bulk pharmaceutical manufacturing process

     Stability data for bulk

     Analytical methods for bulk

     Characterization data package for bulk substance

     Finished product manufacturing process

     Stability data for finished drug product

     Analytical methods for finished drug product

     Characterization data package for finished drug product

     Animal pharmacokinetic data

     In vitro and in vivo metabolism data

     Animal toxicological data

     IND for U.S. regulatory submission

     Clinical trial application (CTX) with Medicines Control Agency (MCA) in United Kingdom

     Data on Phase I/II trial

     Clinical investigator's brochure

     Phase III global clinical protocol using Porfiromycin as an adjuvant for radiation

     List of 40 centers involved with Phase 3 trial in the U.S. and Europe

     Copy of Orphan Drug Designation by the FDA for Promycin for treatment of head and neck cancer

     Copy of Orphan Drug Designation by the FDA for Promycin for treatment of cervical cancer

                                  ATTACHMENT IV
                                       TO
                                 AMENDMENT NO. 5
                                       TO
                                LICENSE AGREEMENT


                                    EXHIBIT 1

                               SUBLICENSED PATENTS

1. U.S. Patent Application Serial Number [****], entitled [****]

2. US Patent Application Serial Number [****] entitled [****]